EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Apawthecary Pets USA. (the “Company”) for the quarter ended May 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and President and the principal accounting and financial officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

July 23, 2018

By:	/s/ Bradley Kersch
Bradley Kersch
Director, Chief Executive Office, President, Treasurer, Chief Financial Officer and Principal Accounting Officer